--------------------------------------------------------------------------------
                                SECOND AMENDMENT
                                       TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
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     Second  Amendment  dated  as of June  26,  1998  to  Amended  and  Restated
Revolving Credit Agreement (the "Second Amendment"), by and among FLEXTRONICS INTERNATIONAL USA, INC., a California corporation (the "Borrower"), BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Amended and Restated Revolving Credit Agreement dated as of January 14, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     ss.1. Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows:

     (a) the definition of "Applicable Margin" is hereby amended by deleting such definition in its entirety and restating it as follows:

          Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to FIL's Pricing Leverage Ratio, as determined for the fiscal period of FIL and its Subsidiaries ending immediately prior to the applicable Rate Adjustment Period.

----------------------------------------------------------------------------------------------------------
                                      Base        Eurodollar    Letter of   Acceptance Fee      Commitment
Level    Pricing Leverage Ratio       Rate           Rate       Credit           Rate              Fee
                                      Loans         Loans          Fees                            Rate
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  I      Less than 1.50:1.00            0            50.00         50.00         50.00            20.00
----------------------------------------------------------------------------------------------------------
 II      Equal to or greater than       0            62.50         62.50         62.50            20.00
         1.50:1.00 but less than
         2.00:1.00
----------------------------------------------------------------------------------------------------------
 III     Equal to or greater than       0            87.50         87.50         87.50            25.00
         2.00:1.00 but less than
         2.50:1.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 IV      Equal to or greater than       0           112.50        112.50        112.50            25.00
         2.50:1.00 but less than
         3.00:1.00
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
  V      Equal to or greater than       0           137.50        137.50        137.50            25.00
         3.00:1.00 but less than
         3.50:1.00
----------------------------------------------------------------------------------------------------------
 VI      Equal to or greater than       0           162.50        162.50        162.50            25.00
         3.50:1.00 but less than
         4.00:1.00
----------------------------------------------------------------------------------------------------------
 VII     Equal to or greater than       0           187.50        187.50        187.50            25.00
         4.00:1.00
----------------------------------------------------------------------------------------------------------

          Notwithstanding the foregoing, (a) for purposes of interest on Revolving Credit Loans outstanding, the Letter of Credit Fees, the Acceptance Fee Rate and the Commitment Fee Rate payable during the period commencing on June 26, 1998 through the date immediately preceding the first Adjustment Date to occur after the fiscal quarter ended June 26, 1998, the Applicable Margin shall be at Level III set forth above, and (b) if the Borrower fails to deliver any Compliance Certificate pursuant to ss.9.4(a) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be at the highest Applicable Margin set forth above.

     (b) the definition of "Excluded Subsidiaries" is hereby amended by deleting such definition in its entirety and restating it as follows:

          Excluded Subsidiaries. Collectively, Astron Technologies Ltd., Flextronics Industrial (Shenzhen) Limited, Flextronics Computer (Shekou) Limited, Zhuhai Daomen Chao Yi Technology Co. Ltd., Zhuhai Daomen Chao Yi Electronics Co. Ltd., Flex Asia (UK) Ltd., EnergiPilot AB, Proactive, Inc., Marathon Business Park LLC, any Unrestricted Subsidiary and any other Subsidiary formed or acquired after the Closing Date and which is not required to become a Guarantor pursuant to ss.9.14 hereof and which does not elect to become a Guarantor pursuant to ss.7 hereof; provided, however, to the extent any Person which is an Excluded Subsidiary hereunder subsequently elects or is otherwise required to become a Guarantor hereunder and complies with ss.7.3 hereof, such Person shall cease being an Excluded Subsidiary hereunder on the date all the conditions of ss.7.3 have been satisfied.

     (c) the definition of "Total Funded Indebtedness" is hereby amended by deleting the words "less the sum of (a) cash of FIL and its Subsidiaries existing on the date of determination plus (b) Investments of FIL and its Subsidiaries made pursuant to ss.10.3(a), (b) or (c) of the FIL Credit Agreement" from such definition;

     (d) by inserting the following definitions in the appropriate alphabetical order:

          Pricing Leverage Ratio. As at any date of determination,  the ratio of
     (a) Total Pricing Funded Indebtedness of FIL and its Subsidiaries outstanding on such date to (b) the EBITDA of FIL and its Subsidiaries for the period of four (4) consecutive fiscal quarters (treated as a single accounting period) most recently ended on such date.

          Restricted Subsidiary. Any Subsidiary of FIL which is not an Unrestricted Subsidiary. Neither FIL nor any Subsidiary shall have the right to change the status of a Restricted Subsidiary to an Unrestricted Subsidiary, but FIL or any Subsidiary shall have the right to change the status of an Unrestricted Subsidiary to a Restricted Subsidiary, subject to compliance with the provisions of ss.9.14 hereof.

          Total Pricing Funded Indebtedness. All Indebtedness of FIL and its Subsidiaries for borrowed money (including without limitation, all guarantees by such Person of Indebtedness of others for borrowed money), purchase money Indebtedness and with respect to Capitalized Leases, determined on a consolidated basis in accordance with generally accepted accounting principles, less the sum of (a) cash of FIL and its Subsidiaries existing on the date of determination plus (b) Investments of FIL and its Subsidiaries made pursuant to ss.10.3(a), (b) or (c) of the FIL Credit Agreement.

          Unrestricted Subsidiary. Collectively, (a) Neutronics Electronic Industries Holdings AG, Althofen Electronics GmbH, HTR Technical Resources Kft, Ecoplast Kft, Conexao Informatica Ltda, Flextronics do Brazil Servicios Ltda and (b) any other Subsidiary of FIL, direct or indirect, as to which (i) such Subsidiary conducts substantially all of its business in countries other than the United States of America and is organized under the laws of a jurisdiction other than the United States of America and the States (or the District of Columbia) thereof; (ii) the principal operations of such Subsidiary are not located in the United States; (iii) FIL has provided the Agent with an officer's certificate certifying that FIL has designated such Subsidiary as an Unrestricted Subsidiary at or prior to the time such Subsidiary is formed or acquired by FIL, as the case may be, and FIL has provided written notice to the Agent in reasonable detail of such designation within five (5) Business Days after designation thereof; (iv) FIL owns not less than eighty percent (80%) of the capital stock of such Subsidiary and not less than eighty percent (80%) of the Voting Stock of such Subsidiary; (v) all of such Subsidiary's liabilities (other than liabilities permitted to be guaranteed by FIL pursuant to the FIL Credit Agreement hereof) are non-recourse as to FIL or any Restricted Subsidiary; and (vi) such Subsidiary does not own any capital stock of, or own or hold any lien, security interest or other encumbrance on, any property of FIL or any other Restricted Subsidiary, provided, however, no Subsidiary shall be subsequently designated as an Unrestricted Subsidiary if any Default or Event of Default has occurred and is continuing or would exist immediately after giving effect to such designation.

     ss.2. Amendment to Section 9 of the Credit Agreement. Section 9 of the Credit Agreement is hereby amended by inserting the following immediately after the end of the text of ss.9.16:

          9.17. Unrestricted Subsidiaries. The Company shall at all times designate persons constituting a majority of the directors (or members of the governing body) of, and at all times have the power, directly or indirectly, to direct the management and polices of each Unrestricted Subsidiary.

     ss.3. Amendment to Credit Agreement. Notwithstanding anything to the contrary contained in the Credit Agreement, from and after the date hereof the Borrowers shall not be permitted to request any Revolving Credit Loans to be denominated in an Optional Currency, shall only be permitted to have Revolving Credit Loans denominated in Dollars and, to the extent there are any Revolving Credit Loans denominated in any Optional Currency, shall be required to repay such Revolving Credit Loans on the date hereof.

     ss.4. Conditions to Effectiveness. This Second Amendment shall not become effective until the Agent receives a counterpart of this Second Amendment, executed by the Borrower, the Guarantors and the Majority Banks.

     ss.5. Representations and Warranties. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Second Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

     ss.6. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     ss.7. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

     ss.8. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     ss.9. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

                                           FLEXTRONICS INTERNATIONAL USA, INC



                                           By:__________________________________
                                           Title:

                                           BANKBOSTON, N.A.



                                           By:__________________________________
                                           Title:



                                           ABN AMRO BANK N.V.




                                           By: _________________________________
                                               Name:
                                               Title:


                                           THE BANK OF NOVA SCOTIA




                                           By: _________________________________
                                               Name:
                                               Title:


                                           BANQUE NATIONALE DE PARIS, SAN
                                           FRANCISCO BRANCH



                                           By: _________________________________
                                               Name:
                                               Vice President


                                           PARIBAS




                                           By: _________________________________
                                               Name:
                                               Title:

                                           COMERICA BANK




                                           By: _________________________________
                                               Name:
                                               Title:


                                           THE INDUSTRIAL BANK OF JAPAN, LIMITED




                                           By: _________________________________
                                               Name:
                                               Title:


                                           SUMITOMO BANK OF CALIFORNIA




                                           By: _________________________________
                                               Name:
                                               Title:

                            RATIFICATION OF GUARANTY

     Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Second Amendment as of June 26, 1998, and agrees that each of the Guarantees dated as of January 14, 1998 from each of the undersigned Guarantors remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.


                                           FLEXTRONICS INTERNATIONAL LTD.



                                           By:__________________________________
                                           Title:


                                           FLEXTRONICS INTERNATIONAL (UK) LTD.



                                           By:__________________________________
                                           Title:


                                           FLEXTRONICS MANUFACTURING (HK) LTD.



                                           By:__________________________________
                                           Title:


                                           FLEXTRONICS SINGAPORE PTE. LTD.



                                           By:__________________________________
                                           Title:


                                           FLEXTRONICS HOLDING (UK) LTD.



                                           By:__________________________________
                                           Title:

                                           FLEXTRONICS MALAYSIA SDN BHD


                                           By:__________________________________
                                           Title:

                                           FLEXTRONICS INTERNATIONAL
                                              MARKETING (L) LTD.



                                           By:__________________________________
                                           Title:


                                           FLEXTRONICS HOLDINGS AB



                                           By:__________________________________
                                           Title:


                                           FLEXTRONICS INTERNATIONAL
                                              SWEDEN AB



                                           By:__________________________________
                                           Title:

                                           ASTRON GROUP LIMITED



                                           By:__________________________________
                                           Title:

                                           DTM PRODUCTS CORPORATION



                                           By:__________________________________
                                           Title: